AGREEMENT

      AGREEMENT (this "Agreement") dated as of April 5, 2005 by and among Solomon Technologies, Inc., a Delaware corporation (the "Company"), Woodlaken, LLC, a Connecticut limited liability company ("Woodlaken"), Jezebel Management Corporation, a Florida corporation ("Jezebel"), and Pinetree (Barbados) Inc., a Barbados corporation ("Pinetree" and, together with Woodlaken and Jezebel, the "Investors").

                              W I T N E S S E T H:

      WHEREAS, the Company sold $200,000 aggregate principal amount of Senior Secured Promissory Notes to the Investors in March and April 2005 (the "Notes"); and

      WHEREAS, the Company and the Investors now wish to amend the Notes to extend their maturity until July 15, 2005.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.    AMENDMENT OF NOTES.

      1.1. Extension of Maturity Date. Each of the outstanding Notes is hereby amended by striking the maturity date of May 6, 2005 and substituting therefor the date July 15, 2005.

      1.2 Full Force and Effect. Except as amended hereby, the terms of the Notes remain in full force and effect.

2.    MISCELLANEOUS.

      2.1. Law Applicable. This Agreement shall be governed by and construed pursuant to the laws of the State of New York, without giving effect to conflicts of laws principles.

      2.2 Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument and it shall not be necessary in making proof of this Agreement to account for all such counterparts.

                   Remainder of Page Intentionally Left Blank

            IN WITNESS WHEREOF, the undersigned have hereunto set their hands to this Agreement on the day and year first above written.

                                        COMPANY:

                                        SOLOMON TECHNOLOGIES, INC.


                                        By: /s/ Peter W. DeVecchis, Jr.
                                            -------------------------------
                                        Name: Peter W. DeVecchis, Jr.
                                        Title: President

                                        WOODLAKEN, LLC


                                        By: /s/ Gary M. Laskowski
                                            -------------------------------
                                        Name: Gary M. Laskowski
                                        Title: Manager


                                        JEZEBEL MANAGEMENT CORPORATION


                                        By: /s/ Michael A. D'Amelio
                                            -------------------------------
                                        Name: Michael A. D'Amelio
                                        Title:  President


                                        PINETREE (BARBADOS) INC.


                                        By: /s/ J. Gordon Murphy
                                            -------------------------------
                                        Name: J. Gordon Murphy
                                        Title: President



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